Raymond James Presentation November 2, 2015 Presenter: Gary Small - President and Chief Executive Officer EXHIBIT 99

When used in this presentation the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimates,” “projects” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including changes in economic conditions in United Community’s market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in
Home Savings’ market area, and competition, that could cause actual results to differ materially from results presently anticipated or projected. United Community cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. United Community advises readers that the factors listed above could affect United Community’s financial performance and could cause United
Community’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. United Community undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made. Actual results may differ materially from our statements due to a number of risks and uncertainties, including those described in the Company’s Form 10-K for the year ended December 31, 2014 and subsequent filings.  Please refer to these SEC documents for a complete list of risk factors.
Forward-Looking Statement Disclosure

This presentation contains financial information determined by methods other than those prescribed by accounting principles generally accepted in the United States of America ("GAAP").
Management uses these non-GAAP financial measures because it believes that they are useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance.  Management believes these non-GAAP financial measures provide users of our financial information with meaningful measures for assessing our financial results, as well as a comparison to financial results for prior periods.  These non-GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies. A reconciliation of the differences between our non-GAAP financial measures and the most comparable GAAP measures accompanies the use of such non-GAAP financial measures within the body of this presentation.
Non-GAAP Financial Measures

Dec.
2013
Dec. 2014
Dec. 2015
Total equity/Total assets
10.1%
13.1%
12.4%
Tangible common equity/Tangible assets (non-GAAP)
10.1%
13.1%
12.4%
On page 20, UCFC uses a non-GAAP financial measure, the tangible common equity to tangible assets ratio (TCE), to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector. We believe TCE is useful because it is a measure utilized by regulators, market analysts and investors in evaluating a
Company’s financial condition and capital strength. TCE,  as defined by us, represents common equity less core deposit intangible assets.
A reconciliation from our GAAP total equity to total assets ratio to the non-GAAP tangible common equity to tangible assets ratio is presented below.

Erie
Toledo
Sandusky
Cleveland
Warren
Akron
Youngstown
Canton
PA
OH
Pittsburgh
Columbus
Dayton
Marietta
Cincinnati

UNITED COMMUNITY FINANCIAL CORP.

4 Loan Offices Branch Locations Company Profile

Erie
Toledo
Sandusky
Cleveland
Warren
Akron
Youngstown
Canton
PA
OH
Pittsburgh
Columbus
Dayton
Marietta
Cincinnati

UNITED COMMUNITY FINANCIAL CORP.

5 Loan Offices Branch Locations Size of circle corresponds to relative size of the bank’s business in that market Loan Balances by Region

Erie
Toledo
Cleveland
Sandusky
Warren
Akron
Youngstown
Canton
PA
OH
Pittsburgh
Columbus
Dayton
Marietta
Cincinnati

UNITED COMMUNITY
FINANCIAL CORP.

6 Loan Offices Branch Locations Size of circle corresponds to relative size of the bank’s business in that market Deposit Balances by Region

•
Net income of $4.1 million
•
ROA of 0.85% and ROE of 6.87%
•
Annualized loan growth of 17.8%
•
Maintained improved efficiency ratio of 63.5%
•
Tangible book value improved to $5.12 per share
•
Dividend of $0.025 per common share declared

2015 Third Quarter Highlights

15% average annual growth

UNITED COMMUNITY
FINANCIAL CORP.

CRE, Commercial and Commercial Construction
Residential, residential construction and AFS
Consumer
Balance in millions
Loan Composition (including
AFS)
$639
$752
$765
$778
$802
$226
$253
$270
$313
$343
$189
$181
$181
$184
$187
4Q '13
4Q '14
1Q '15
2Q '15
3Q '15
$1,054
$1,186
$1,216
4.99%
4.47%
4.46%
4.41%

$1,275
4.32%
$1,332
4.29%

48% average annual growth

UNITED COMMUNITY FINANCIAL CORP.

Balance in millions
Commercial Loan Growth
Commercial Balances
Unfunded Commercial Commitments
$237
$309
$330

$397
$426
$222
$251
$270
$313
$343
$15
$58
$60
$84
$83
$100
$200
$300
$400
$500
4Q '13
4Q '14
1Q '15
2Q '15
3Q '15

$80
$83
$97
$73
$33

UNITED COMMUNITY FINANCIAL CORP.

Balance in millions
Commercial Loan Composition

Commercial balances are estimates for year end
2015.  Total balances are estimated to be $366MM.
21.9%
22.7%
19.9%
9.0%
26.5%
$0
$50
$100
C&I
Multi-Family
CRE -
Non
Owner Occupied
CRE -
Owner
Occupied
Comm'l Const.

Balance in millions
Commercial Loan Origination Growth
CRE and Commercial Construction
C&I
$45
$55
$123

$208
Projected Commercial Originations 4
quarter of 2015
$30
$39
$87
$125
$15
$16
$36
$38
$45
$0
$50
$100
$150
$200
$250
2012
2013
2014
2015
th

Balance in millions
Mortgage Loan Portfolio (including AFS)
15
Year
Construction Perm including AFS

ARMs
30 Year
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
4Q '13
4Q '14
1Q '15
3Q '15
$54
$58
$68
$79
$302
$387
$382
$390
$218
$242
$248
$269
$65
$65
$67
$64
$639
$752
$765
$802

Mortgage Banking
•
Controlled balance growth
•
Fee income growth
Volume of saleable loans originated
Spread earned on sales
•
Market expansion –
Columbus, Pittsburgh and Toledo
•
Construction perm business
•
Servicing $1.1 billion FNMA/FHLMC mortgages

Investment Securities
Securities/Assets (%)
Investment Portfolio
September 30, 2015
Agency MBS
51%
Yield 2.2%
Duration 4.9
Gov’t Agency
47%
Yield 2.2%
Duration 7.0
Portfolio Duration
5.9

Municipals
2%
FTE Yield 3.3%
Duration 7.8
$511.0
$499.8
$492.4
$479.8
($MM’s)
29.4%
27.3%
26.5%
24.4%
0.0%
10.0%
20.0%
30.0%
40.0%
4Q '13
4Q '14
1Q '15
3Q '15

Noninterest-bearing deposits
Interest-bearing checking, money market & savings
Time deposits
Borrowed funds
Average Balances –
Total Funding Composition
Total Cost of Funds
0.76%
0.66%
0.55%
Funding Structure and Cost of Funds

0.56%
0.55%
47.5%
46.4%
46.9%
48.1%
46.0%
29.2%
28.3%
27.0%
27.7%
27.0%
3Q '14
4Q '14
1Q '15
2Q '15
3Q '15
11.0%
13.6%
12.4%
12.3%
13.0%
12.7%
12.9%
12.5%
11.2%
14.3%

*Pro forma column assumes the prepayment of $30.0 million of high cost debt
Net Interest Income
Net Interest Margin
Dollars in thousands
Net Interest Income and Margin

$12,725
$13,351
$13,880
$13,857
$14,321
$14,621
3.06%
3.16%
3.24%
3.16%
3.18%
3.25%
2.95%
3.00%
3.05%
3.10%
3.15%
3.20%
3.25%
3.30%
$10,000
$10,500
$11,000
$11,500
$12,000
$12,500
$13,000
$13,500
$14,000
$14,500
$15,000
3Q '14
4Q '14
1Q'15
2Q '15
3Q '15
3Q'15
Proforma

Dollars in thousands, excludes security gains
Non Interest Income
Other
Deposit Fees
$17,172
$13,297

$19,000
Mortgage Banking and Servicing
Card/Interchange Fees
$6,122
$2,562
$7,000
$5,564
$4,901
$5,700
$3,584
$3,354
$3,800
$1,902
$2,480
$2,500
$0
$5,000
$10,000
$15,000
$20,000
$25,000
2013
2014
2015 Estimated

Dollars in thousands
Non Interest Expense and Efficiency Ratio
Non Interest Expense -
LHS
Efficiency Ratio –
RHS –
Annual for 2013 and 2014, quarterly for 2015

$56,737
$55,960
$50,724
$48,830
$49,140
80.2%
80.1%
70.1%
63.4%
63.5%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
90.0%
$40,000
$50,000
$60,000
2013
2014
1Q '15
Annualized
2Q '15
Annualized
3Q '15
Annualized

Tangible Book Value

$3.47
$4.88
$5.12
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
2013
2014
3Q '15
Total shareholders’ equity less core deposit intangible divided by number of shares outstanding

Tangible Common Equity/Tangible Assets

10.1%
13.1%
12.4%
0.0%
5.0%
10.0%
15.0%
2013
2014
3Q '15
Tangible common equity is total shareholders’ equity less core deposit intangible
Tangible assets includes total assets less core deposit intangible

Capital Management
•
Tangible common equity to total assets 12.4%
•
Share buybacks –
3.1 million shares repurchased in last
18 months
•
Dividends –
target 30% payout
•
Organic balance sheet growth
•
M&A capability

Expectations for 2015 • 12%+ Loan Growth • Robust Fee Income Growth • Improving Efficiency Ratio • Consistent Credit Performance • Process Improvement Initiatives • Talent Additions 22

Investor Relations Contact: Troy Adair 330.742.0472 tadair@homesavings.com